UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2026

OSR HEALTH, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41390	84-5052822
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
10900 NE 4th Street, Suite 2300, Bellevue, WA	98004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (425) 635-7700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	OSRH	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	OSRHW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

On November 6, 2026, Shinhan Accounting Corporation (“Shinhan”), a member of RSM International, resigned as the independent registered public accounting firm engaged to audit the consolidated financial statements of OSR Health, Inc. (the “Company”), effective immediately. Shinhan stated that overdue fees for its audit of the Company’s 2025 financial statements may create a self-interest threat to its independence. On November 6, 2026, the Audit Committee of the Board of Directors (the “Audit Committee”) accepted the resignation and has begun the process of engaging a successor firm.

Shinhan’s report on the Company’s financial statements for the fiscal years ended December 31, 2025 and 2024 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except for an explanatory paragraph regarding substantial doubt about the Company’s ability to continue as a going concern. During those years and through November 6, 2026, there were no disagreements with Shinhan of the type described in Item 304(a)(1)(iv) of Regulation S-K, and no reportable events as described in Item 304(a)(1)(v) of Regulation S-K, except for the material weaknesses in internal control over financial reporting disclosed in Item 9A of the Company’s Annual Report on Form 10-K for 2025. The Audit Committee discussed the material weaknesses identified as of December 31, 2025 with Shinhan in March 2026, and the Company has authorized Shinhan to respond fully to any successor firm’s inquiries about them.

The Company provided Shinhan with a copy of this disclosure and requested a letter addressed to the SEC stating whether Shinhan agrees with it. A copy of Shinhan’s letter, dated November 11, 2026, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter from Shinhan Accounting Corporation to the Securities and Exchange Commission, dated November 11, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 13, 2026	OSR HEALTH, INC.
By: /s/ Kuk Hyoun Hwang
Name: Kuk Hyoun Hwang
Title: Chief Executive Officer